UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2018

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On August 13, 2018, Simon Raab, Ph.D., Chairman and Chief Executive Officer of FARO Technologies, Inc. (the “Company”), adopted a pre-arranged Rule 10b5-1 stock trading plan (the “10b5-1 Plan”). Dr. Raab has advised the Company that he entered into the 10b5-1 Plan as a part of his personal long-term financial planning strategy. Under the 10b5-1 Plan, Dr. Raab may sell up to an aggregate of 113,419 shares of the Company’s common stock on the open market at prevailing market prices and subject to minimum price and daily volume thresholds specified therein. The 10b5-1 Plan is scheduled to terminate on January 11, 2019, unless terminated sooner in accordance with its terms.
Dr. Raab continues to be subject to the Company’s executive stock ownership guidelines, under which he is required to hold Company stock with a value of at least six times his annual base salary, and he remains compliant with such guidelines. As of August 13, 2018, Dr. Raab beneficially owned 297,781 shares of the Company’s common stock, which included currently exercisable options to purchase 113,419 shares.
The 10b5-1 Plan was adopted in a scheduled open window period under the Company’s insider trading policy and was designed to comply with the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit persons to enter into a pre-arranged plan for buying or selling Company stock at a time when such person is not in possession of material, nonpublic information about the Company. In accordance with Rule 10b5-1, Dr. Raab will have no discretion over sales under the 10b5-1 Plan.
The transactions under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Except as may be so required by law, the Company does not undertake any obligation to update or report any modification, termination or other activity under the 10b5-1 Plan or any other plan that may be adopted by other officers or directors of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

August 15, 2018	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary